Semi-Annual Report

June 30, 2021

Series B

Voya Corporate Leaders® Trust Fund

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PRESIDENT’S LETTER

Global Economy Still on Road to Recovery

Dear Shareholder,

The reporting period covered in this report roughly coincides with the progress made in fighting the COVID-19 pandemic. With the development of vaccines in the fall of 2020, the world began to turn the tables on the virus. It became possible to relax the aggressive countermeasures that shut down the global economy and turned so many lives inside out. Economic progress in 2021 has closely paralleled progress in getting populations vaccinated. Although infection from new viral variants remains a threat, many nations including the United States have not reimposed lockdowns, and global economic momentum is continuing. Broadening business activity has intensified supply and demand imbalances, pressuring prices higher. While we’re likely to see a higher base rate of inflation, we do not believe that the U.S. Federal Reserve Board will have to dramatically raise interest rates to stave it off.

While the economy and financial markets appear to be upholding their recent strength and in our opinion are expected to continue doing so this year, it’s always possible that something unexpected could crop up. Therefore, in our view, it bears repeating that one should invest to achieve one’s long-term goals, and not seek to beat the market today, this week, this month or this year. Keep focused on your long-term goals and don’t get distracted by short-term news, however compelling the headlines. Should your long-term goals change, discuss the situation thoroughly with your investment advisor before making any changes to your investment portfolio.

Regardless of events, at Voya we believe that we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
July 22, 2021

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

BENCHMARK DESCRIPTIONS

Index	Description
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MANAGERS’ REPORT	VOYA CORPORATE LEADERS® TRUST FUND, SERIES B
Sector Diversification as of June 30, 2021 (as a percentage of net assets)
Industrials	45.3%
Energy	16.7%
Financials	13.7%
Materials	12.7%
Consumer Staples	4.2%
Communication Services	3.4%
Utilities	2.5%
Consumer Discretionary	0.6%
Assets in Excess of Other Liabilities	0.9%
Net Assets	100.0%

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders® Trust Fund, Series B (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

Performance: For the six-month period ended June 30, 2021, the Trust provided a total return of 14.19% compared to the S&P 500® Index, which returned 15.25% for the same period.

Portfolio Specifics: The Trust underperformed the S&P 500® Index due to unfavorable selection effects. On the sector level, stock selection in industrials, and the underweight and selection in communication services had the largest negative impact on relative results. By contrast, portfolio holdings and the overweight to energy as well as holdings and the underweight in consumer discretionary contributed the most to performance.

At the individual stock level, the top detractors for the period included overweight positions in Union Pacific Corporation, Procter & Gamble Company and Linde Plc. Key contributors included overweight positions in Exxon Mobil Corporation and Marathon Petroleum Corporation, and not owning Apple Inc.

As of the end of the reporting period, the strategy’s largest sector overweights are in the industrials, energy and materials sectors; the Trust does not currently hold positions within the information technology, health care or real estate sectors. Sector exposures are purely a function of the Trust’s investment rules, however, and are not actively managed.

Top Ten Holdings as of June 30, 2021 (as a percentage of net assets)
Union Pacific Corp.	41.3%
Berkshire Hathaway, Inc. — Class B	13.7%
Linde Public Ltd.	9.3%
Exxon Mobil Corp.	7.4%
Marathon Petroleum Corp.	5.5%
Procter & Gamble Co.	4.2%
Comcast Corp. — Class A	3.4%
Chevron Corp.	3.3%
Honeywell International, Inc.	2.0%
DuPont de Nemours, Inc.	1.4%
Portfolio holdings are subject to change daily.

Outlook and Current Strategy: The Trust was created in 1935 with the objective of seeking long-term capital growth and income through investment generally in an equal number of shares of common stock of a fixed list of American blue chip corporations. The Trust’s portfolio investments are not actively managed. Stocks have only been added when corporate actions, such as mergers or spin-offs replace one of the original 30 companies. It currently holds investments in 19 American blue chip corporations favoring the industrials, energy and materials sectors.

The outlook for this Trust may differ from that presented for other Voya mutual funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participation Holders and Trustee of
Voya Corporate Leaders® Trust Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® Trust Fund — Series B (the “Fund”) (one of the series constituting Voya Corporate Leaders® Trust Fund (the “Trust”)), including the portfolio of investments, as of June 30, 2021, and the related statement of operations for the six-month period then ended and the statement of changes in net assets and the financial highlights for the six-month period then ended and the year ended December 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Voya Corporate Leaders® Trust Fund) at June 30, 2021, the results of its operations for the six-month period then ended, the changes in its net assets and its financial highlights for the six-month period then ended and the year ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the periods in the four-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 13, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
August 18, 2021

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2021

ASSETS:
Investments in securities at fair value (cost $429,836,339)	$750,799,700
Cash	8,615,541
Restricted cash (Note 2)	503,810
Receivables:
Participations sold	101,383
Dividends	6,063
Prepaid expenses	20,992
Total assets	760,047,489

LIABILITIES:
Payable for participations redeemed	1,371,716
Distribution payable	503,810
Accrued Sponsor’s maintenance fees payable	252,752
Other accrued expenses and liabilities	284,254
Total liabilities	2,412,532
NET ASSETS	$757,634,957

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$447,519,896
Total distributable earnings	310,115,061

NET ASSETS:
Balance applicable to participations at June 30, 2021, equivalent to $48.25 per participation on 15,700,736 participations outstanding	$757,634,957

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021

INVESTMENT INCOME:
Dividends	$7,999,935
Interest	187
Total investment income	8,000,122

EXPENSES:
Sponsor maintenance fee (Note 4)	1,468,895
Transfer agent fees	281,003
Shareholder reporting expense	24,435
Registration and filing fees	20,076
Professional fees	49,232
Custody and accounting fees (Note 4)	17,919
Miscellaneous expense	905
Total expenses	1,862,465
Net investment income	6,137,657

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	11,767,538
Net change in unrealized appreciation (depreciation) on investments	78,906,829
Net realized and unrealized gain on investments	90,674,367
Increase in net assets resulting from operations	$96,812,024

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$6,137,657	$13,559,118
Net realized gain on investments	11,767,538	19,568,317
Net change in unrealized appreciation (depreciation) on investments	78,906,829	(20,535,217)
Increase in net assets resulting from operations	96,812,024	12,592,218

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Total distributions (excluding return of capital):	(6,173,332)	(13,647,622)
Total distributions	(6,173,332)	(13,647,622)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	11,474,181	15,124,095
Reinvestment of distributions	5,669,583	12,543,522
	17,143,764	27,667,617
Cost of participations redeemed	(48,301,820)	(126,361,816)
Net increase (decrease) in net assets resulting from participation transactions	(31,158,056)	(98,694,199)
Net increase (decrease) in net assets	59,480,636	(99,749,603)

NET ASSETS:
Beginning of year (period)	698,154,321	797,903,924
End of year (period)	$757,634,957	$698,154,321

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions/ Allocations from:							Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income(2)	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)	(%)
06-30-21	42.60	0.39	•	5.66	6.05	0.40	—	—	0.40	48.25	14.19	757,635	0.51	1.67	—
12-31-20	41.70	0.78	•	0.93	1.71	0.81	—	—	0.81	42.60	4.33	698,154	0.52	2.06	—
12-31-19	35.00	0.75	•	6.72	7.47	0.77	—	—	0.77	41.70	21.41	797,904	0.47	1.90	3
12-31-18	37.75	0.69	•	(2.73)	(2.04)	0.71	—	—	0.71	35.00	(5.45)	732,507	0.46	1.82	7
12-31-17	32.99	0.62	•	4.82	5.44	0.68	—	—	0.68	37.75	16.61	962,148	0.51	1.81	2
12-31-16	28.74	0.61	•	4.94	5.55	0.66	0.19	0.45	1.30	32.99	19.39	1,017,797	0.53	1.99	1

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2021

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders® Trust Fund, Series B (the “Trust”), is an unincorporated Unit Investment Trust under the Investment Company Act of 1940 and registered as such with the Securities and Exchange Commission. The Trust commenced operations in 1941 as a series of Voya Corporate Leaders® Trust Fund, which was created under a Trust Indenture under New York Law, dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (the “Trust Fund”) and a Distributive Fund (the “Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the nineteen corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the The Bank of New York Mellon (the “Trustee”) and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the Sponsor (as defined below) may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the Sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Valuation of Securities. The Trust is open for business every day the New York Stock Exchange opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
(continued)

regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included within the Portfolio of Investments.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code of 1986, as amended, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management of the Sponsor (“Management”) has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

As of June 30, 2021, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Securities Transactions & Revenue Recognition. Securities transactions are accounted for on the trade date.

Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

E.  Accounting Estimates. The preparation of financial statements in accordance with GAAP for investment companies requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the Distributive Fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, Management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2021, distributions from net investment income were $6,173,332, equivalent to $0.40 per participation. For the year ended December 31, 2020, distributions from net investment income were $13,647,622, equivalent to $0.81 per participation.

For the six months ended June 30, 2021 and the year ended December 31, 2020, there were no distributions from net realized gains.

For the six months ended June 30, 2021 and the year ended December 31, 2020, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

As of June 30, 2021 there were no significant differences between the components of net assets on a GAAP basis compared with a tax basis, and cost of investments on a GAAP basis compared with a tax basis.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2021 (CONTINUED)

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS (continued)

stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $17,919 for the six months ended June 30, 2021.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2021, the cost of purchases and the proceeds of sales of investment securities were $- and $30,828,878, respectively.

NOTE 6 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Issued on payments from holders	247,238	409,811
Issued on reinvestment of dividends and distributions/allocations	117,504	326,422
Redeemed	(1,050,812)	(3,485,270)
Net decrease	(686,070)	(2,749,037)

NOTE 7 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Trust’s existing investments (including, for example, fixed-income investments; senior loans; collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs); and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Trust. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

NOTE 8 — MARKET DISRUPTION

The Trust is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Trust. Any of these occurrences could disrupt the operations of the Trust and of the Trust’s service providers.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2021 (CONTINUED)

NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 10 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA CORPORATE LEADERS® TRUST FUND, SERIES B	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2021

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.1%
		Communication Services: 3.4%
443,749		Comcast Corp. — Class A	$25,302,568	3.4

		Consumer Discretionary: 0.6%
70,494		Foot Locker, Inc.	4,344,545	0.6

		Consumer Staples: 4.2%
234,694		Procter & Gamble Co.	31,667,261	4.2

		Energy: 16.7%
236,094		Chevron Corp.	24,728,486	3.3
895,394		Exxon Mobil Corp.	56,481,453	7.4
264,794		Marathon Oil Corp.	3,606,494	0.5
691,485		Marathon Petroleum Corp.	41,779,524	5.5
			126,595,957	16.7

		Financials: 13.7%
373,986	(1)	Berkshire Hathaway, Inc. — Class B	103,938,189	13.7

		Industrials: 45.3%
70,494		Fortune Brands Home & Security, Inc.	7,021,907	0.9
606,294		General Electric Co.	8,160,717	1.1
70,494		Honeywell International, Inc.	15,462,859	2.0
1,422,437		Union Pacific Corp.	312,836,570	41.3
			343,482,053	45.3
Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Materials: 12.7%
139,886	Corteva, Inc.	$6,203,944	0.8
137,882	Dow, Inc.	8,725,173	1.2
139,886	DuPont de Nemours, Inc.	10,828,575	1.4
243,994	Linde PLC	70,538,666	9.3
		96,296,358	12.7

	Utilities: 2.5%
70,494	Ameren Corp.	5,642,340	0.7
70,494	Consolidated Edison, Inc.	5,055,830	0.7
345,902	NiSource, Inc.	8,474,599	1.1
		19,172,769	2.5
	Total Common Stock (Cost $429,836,339)	750,799,700	99.1
	Assets in Excess of Other Liabilities	6,835,257	0.9
	Net Assets	$757,634,957	100.0

(1)	Non-income producing security.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2021
Asset Table
Investments, at fair value
Common Stock*	$750,799,700	$—	$—	$750,799,700
Total Investments, at fair value	$750,799,700	$—	$—	$750,799,700

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At June 30, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost was $429,836,339.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$358,832,766
Gross Unrealized Depreciation	(37,869,405)
Net Unrealized Appreciation	$320,963,361

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trusteesnor does it have any Officers.

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Sponsor
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting
Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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